CUSIP Number 66976M508                                       NASDAQ Symbol IVFTX
________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                                   A series of
                       The Nottingham Investment Trust II

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                  July 29, 2004
                        Supplemented on August 25, 2004


The EARNEST  Partners Fixed Income Trust seeks to preserve  capital and maximize
total  return  through  active  management  of  investment-grade   fixed  income
securities.




                               Investment Advisor
                               ------------------

                              [Company Logo Here]

                          EARNEST Partners Limited, LLC
                              75 Fourteenth Street
                                   Suite 2300
                             Atlanta, Georgia 30309

                                 1-800-525-3863






The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND...................................................................... 2

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................4
      Fees and Expenses of the Fund............................................5

MANAGEMENT OF THE FUND.........................................................6
----------------------

      The Investment Advisor...................................................6
      The Administrator........................................................7
      The Transfer Agent.......................................................7
      The Distributor..........................................................7

INVESTING IN THE FUND..........................................................8
---------------------

      Minimum Investment.......................................................8
      Purchase and Redemption Price............................................8
      Purchasing Shares........................................................8
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------

      Dividends, Distributions, and Taxes.....................................13
      Financial Highlights ...................................................14
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The EARNEST Partners Fixed Income Trust ("Fund") seeks to preserve capital and maximize total return through active management of investment-grade fixed-income securities.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in market sectors or particular securities that the Fund's investment advisor, EARNEST Partners Limited, LLC ("Advisor"), believes are undervalued due to market inefficiencies.

The Advisor implements this strategy by calculating an expected yield for various market sectors and securities and comparing the results to actual market yield levels. The expected yield is calculated using such factors as quality, duration, liquidity, and the relationship between price and yield. Investment decisions are made based upon opportunities the Advisor perceives to exist as a result of the differences in the expected yield and the actual market level yield.

The Advisor also considers the following when selecting securities:

o historical yield relationship between a security and a corresponding benchmark;
o    credit risk;
o    market volatility;
o    interest rate levels relative to historical interest rate levels; and
o supply and demand factors (i.e. spreads tend to widen when supply for a security exceeds demand).

An example for such an investment might be a particular security guaranteed by the U.S. government, which may be too small for many fixed-income dealers. With fewer buyers in the marketplace for such a security, a lower price and higher yield may be available, without any increase in credit risk.

In managing the Fund, the following additional restrictions are used:

o    The Fund will not engage in "market timing."
o Portfolio duration will vary between 2 and 7 years, which is currently approximately equivalent to a 3 to 12 year average life. Duration is a measure of the weighted average maturity of the fixed-income instruments held by the Fund and can be used by the Advisor as a measure of the sensitivity of the market value of the Fund to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.
o At least 90% of the portfolio will be in bonds rated "A" or better at all times by a nationally recognized securities rating organization ("NRSRO").
o The Fund will not purchase any bonds rated below investment-grade by any NRSRO.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuations in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in other transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are generally rated by NRSROs. Fixed income securities rated BBB by Standard & Poor's(R) Rating Services or Baa by Moody's Investor Services, Inc. are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for greater impact on the Fund's performance.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transactions costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the "Financial Highlights" section of this Prospectus for the Fund's portfolio turnover rates for prior periods.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                 Year to Year Total Returns (as of December 31)
                 ----------------------------------------------
                                 1994 - (3.78)%
                                 1995 - 16.82 %
                                 1996 -  4.08 %
                                 1997 -  9.17 %
                                 1998 -  7.64 %
                                 1999 - (1.13)%
                                 2000 - 11.21 %
                                 2001 -  5.59 %
                                 2002 - 12.59 %
                                 2003 -  3.60 %


o During the 10-year period shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended June 30, 1995).
o During the 10-year period shown in the bar chart, the lowest return for a calendar quarter was (3.84)% (quarter ended March 31, 1994).
o The year-to-date return as of the most recent calendar quarter was (0.11)% (quarter ended June 30, 2004).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------- ------------- ------------ -------------
           Average Annual Total Returns                Past 1        Past 5       Past 10
         Periods Ended December 31, 2003                Year          Years        Years
--------------------------------------------------- ------------- ------------ -------------
EARNEST Partners Fixed Income Trust
   Before taxes                                         3.60%         6.25%        6.41%
   After taxes on distributions                         2.43%         4.10%        4.02%
   After taxes on distributions and sale of shares      2.33%         3.97%        3.95%
--------------------------------------------------- ------------- ------------ -------------
Lehman Brothers Aggregate Bond Index*                   4.10%         6.62%        6.95%
--------------------------------------------------- ------------- ------------ -------------

     * The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund:

                 Shareholder Fees For Institutional Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

      Maximum Sales Charge (Load) Imposed On Purchases
          (as a percentage of offering price) ........................None
      Redemption Fee
          (as a percentage of amount redeemed) .......................None

          Annual Fund Operating Expenses For Institutional Class Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

      Management Fees............................................0.45%
      Distribution and/or Service (12b-1) Fees...................None
      Other Expenses.............................................0.50%
                                                                 -----
          Total Annual Fund Operating Expenses........................0.95%*
          Fee Waivers and/or Expense Reimbursement...................(0.55%)
                                                                     -----
          Net Expenses................................................0.40%
                                                                     =====

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2004. The Advisor has entered into an Expense Limitation Agreement with The Nottingham Investment Trust II under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 0.40% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2005. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years, provided that the Fund's total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 0.40% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.


Example. This example shows you the expenses you may pay over time by investing in the Institutional Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


--------------------- ------------ ------------- -------------- ----------------
   Period Invested       1 Year       3 Years       5 Years        10 Years
--------------------- ------------ ------------- -------------- ----------------
      Your Costs          $41          $248          $472           $1,116
--------------------- ------------ ------------- -------------- ----------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

EARNEST Partners Limited, LLC became the investment advisor of the Fund pursuant to an Interim Investment Advisory Agreement approved by the Board of Trustees ("Trustees") of The Nottingham Investment Trust II ("Trust") at a meeting held on December 20, 1999. That agreement was superseded by a new Investment Advisory Agreement ("Investment Advisory Agreement") that was approved by shareholders of the Fund at a meeting held on May 25, 2000. Under the Investment Advisory Agreement, the Advisor will receive the same management fee as the Fund's previous advisor, Investek Capital Management, Inc. ("ICM"). The Investment Advisory Agreement is renewed on an annual basis subject to an appropriate review and approval by the Trustees.

EARNEST Partners Limited, LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309, was established in 1999 as a limited liability company organized under the laws of Delaware and is a wholly owned subsidiary of EARNEST Partners II, LLC, also a Delaware limited liability company. The Advisor was formed as a result of the acquisition of the Fund's former investment advisor by EARNEST Partners II, LLC. That acquisition was completed on December 31, 1999. The Advisor has approximately $2.5 billion in assets under management and provides investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations. The Fund is primarily managed by an investment team consisting of Michael T. McRee, Douglas S. Folk, CFA, and John M. Friedman, who are responsible for the day-to-day management of the Fund's portfolio. Mr. McRee has been a Partner of the Advisor since its inception in 1999 and President of the Fund since its inception in 1991 until 2004. Prior to that time, Mr. McRee was President of the Fund's former advisor, ICM. Mr. Folk has been a Partner of the Advisor since its inception and became a portfolio manager of the Fund in 1998. Mr. Folk also serves as President of the Fund, since 2004, and was also Vice President of the Fund's former advisor from 1996 until the acquisition in 1999. Previous to that, Mr. Folk was a portfolio manager with Southern Farm Bureau Life Insurance Company. Mr. Friedman has been a Partner of the Advisor since its inception in 1999 and portfolio manager of the Fund since its inception in 1991. Prior to that time, Mr. Friedman was Vice President of the Fund's former advisor.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides the Fund with a program of continuous supervision of the Fund's assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.45%. However, to limit expenses of the Fund, the Advisor voluntarily waived all of their advisory fees for the fiscal year ended March 31, 2004.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 0.40% of the average net assets of the Fund for the fiscal year ending March 31, 2005. It is expected that the Expense Limitation Agreement will continue from year-to-year, thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"); and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Trust. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fee, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional Class Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $50,000 and the minimum additional investment is $1,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotation for the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tender. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "EARNEST Partners Fixed Income Trust," to:

         EARNEST Partners Fixed Income Trust
         c/o NC Shareholder Services
         116 South Franklin Street
         Post Office Box 4365
         Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your financial institution use the following wire instructions:

         Wachovia Bank, N.A.
         Charlotte, North Carolina
         ABA # 053000219
         For: EARNEST Partners Fixed Income Trust - Institutional Class Shares Acct. # 2000000862107
         For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $1,000. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior written notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

         EARNEST Partners Fixed Income Trust
         c/o NC Shareholder Services
         116 South Franklin Street
         Post Office Box 4365
         Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The Fund's name;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the financial institution account or person named in your application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $50,000 due to redemptions, exchanges, or transfers, and not due to market action, upon 30-days' prior written notice. If the shareholder brings his/her account net asset value up to at least $50,000 during the notice period, the account will not be redeemed.
Redemptions from retirement plans may be subject to federal income tax withholding. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application;
(iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to: (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year. Income dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2004) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.



                                                     INSTITUTIONAL CLASS SHARES
                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
                                                             3/31/04        3/31/03        3/31/02        3/31/01        3/31/00
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Year ....................... $     10.88    $     10.08    $     10.32    $      9.84    $     10.30

   Income from investment operations
        Net investment income ............................        0.36           0.51           0.59           0.61           0.60
        Net realized and unrealized gain (loss) on
           investments ...................................        0.22           0.80          (0.24)          0.48          (0.46)
                                                           -----------    -----------    -----------    -----------    -----------

            Total from investment operations .............        0.58           1.31           0.35           1.09           0.14
                                                           -----------    -----------    -----------    -----------    -----------

   Less distributions to shareholders from
        Net investment income ............................       (0.38)         (0.51)         (0.59)         (0.61)         (0.60)
                                                           -----------    -----------    -----------    -----------    -----------

Net Asset Value, End of Year ............................. $     11.08   $      10.88    $     10.08    $     10.32    $      9.84
                                                           ===========    ===========    ===========    ===========    ===========

Total return .............................................        5.43 %        13.30 %         3.32 %        11.46 %         1.47 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
   Net assets, end of year (000's)........................ $    39,134    $    13,755    $     5,791    $     6,631    $     8,193
                                                           ===========    ===========    ===========    ===========    ===========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees .........   0.95 %         1.97 %         2.44 %         1.99 %         1.57 %
        After expense reimbursements and waived fees ..........   0.40 %         0.58 %         0.90 %         0.90 %         0.90 %

   Ratio of net investment income to average net assets
        Before expense reimbursements and waived fees .........   2.76 %         3.16 %         4.12 %         4.96 %         5.26 %
        After expense reimbursements and waived fees ..........   3.31 %         4.55 %         5.65 %         6.05 %         5.93 %

   Portfolio turnover rate ....................................  54.20 %        74.35 %        23.87 %         7.68 %        15.41 %



                             ADDITIONAL INFORMATION

________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                           INSTITUTIONAL CLASS SHARES

________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:



--------------------------------------------------------------------------------

         By telephone:        1-800-525-3863

         By mail:             EARNEST Partners Fixed Income Trust
                              c/o NC Shareholder Services
                              116 South Franklin Street
                              Post Office Box 4365
                              Rocky Mount, North Carolina  27803-0365


         By e-mail:           info@ncfunds.com


         On the Internet:     www.ncfunds.com


--------------------------------------------------------------------------------


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




                  Investment Company Act file number 811-06199